UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported)   February 6, 2018
 HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road, Braintree, MA	02184
(Address of principal executive offices)	Zip code

Registrant's telephone number, including area code  781-848-7100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the

Exchange Act.	☐

Explanatory Note
On February 6, 2018, Haemonetics Corporation (the “Company”) issued a press release announcing its financial results for the third quarter ended December 30, 2017. A copy of the press release was furnished with a Current Report on Form 8-K filed on February 6, 2018 (the “Report”). This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to amend Items 2.02 and 9.01 of the Report, solely for the purpose of correcting an error in the footnote under the “Fiscal 2018 Guidance” section of the press release to read “6% organic growth.”

Item 2.02               RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached and incorporated herein by reference as Exhibit 99.1 is a corrected press release announcing the Company’s financial results for the third quarter ended December 30, 2017, which has been updated solely to correct an error in the footnote under the “Fiscal 2018 Guidance” section of the press release to read “6% organic growth.”

The foregoing information, including the exhibit attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

99.1: Corrected Press Release of Haemonetics Corporation dated February 6, 2018 announcing financial results for the third quarter ended December 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

Date: February 6, 2018	By:	/s/ Christopher Simon
Christopher Simon, President and
Chief Executive Officer